UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Allspring Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Multi-Sector Income Fund (ERC)
Annual Report
October 31, 2025

Notice to Shareholders
• On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the
“Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s
Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the
Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

The views expressed and any forward-looking statements are as of October 31, 2025, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Multi-Sector Income Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary
The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.

Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Adam Hicks, Christopher Y. Kauffman, CFA, Andrew Reed, CFA*, Michael J. Schueller, CFA, Lauren van Biljon, CFA

Average annual total returns (%) as of October 31, 2025[1]

	1 year	5 year	10 year
Based on market value	13.36	6.52	7.28
Based on net asset value (NAV)	10.74	5.47	6.27
Multi-Sector Income Blended Index[2]	8.27	3.36	4.37
Bloomberg U.S. Universal Bond Index[3]	6.51	0.28	2.29
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended October 31, 2025, was 3.22% which includes 2.22% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index†, 18% Bloomberg EM
Local Currency Government 10% Country Capped Index††, 7.5% Bloomberg U.S. Credit Bond Index†††, 7.5% Bloomberg U.S. Securitized Index††††, and 7% Bloomberg
Global Treasury ex-U.S. ex CNY Index†††††. Prior to August 1, 2025, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. High Yield Constrained
Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% J.P. Morgan
Global Government Bond Index (ex U.S.). Prior to October 15, 2019, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. Cash Pay High Yield Index,
18% JPMorgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg U.S. Credit Bond Index, 7.5% Bloomberg U.S. Securitized Index, and 7% JPMorgan Global
Government Bond Index (ex U.S.). You cannot invest directly in an index.
†The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2025. ICE
Data Indices, LLC. All rights reserved.
††The Bloomberg EM Local Currency Government 10% Country Capped Index is a country-constrained version of the flagship Emerging Markets Local Currency
Government Index, which is designed to provide a broad measure of the performance of local currency emerging markets (EM) debt. You cannot invest directly in an index.
†††The Bloomberg U.S. Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Government/Corporate Bond
Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.
††††The Bloomberg U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-
rate mortgage-backed securities. You cannot invest directly in an index
†††††The Bloomberg Global Treasury ex-U.S. ex-CNY Index is a specific benchmark that tracks the performance of investment-grade, fixed-rate, local currency government debt issued by countries outside the United States and China. It excludes Chinese (CNY) and U.S. (USD) government bonds but includes sovereign debt from other investment-grade nations in their local currencies. You cannot invest directly in an index.

*	Mr. Reed became a portfolio manager of the Fund on August 1, 2025.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Footnotes continued from previous page
[3]
The Bloomberg U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S.-dollar-denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

Allspring Multi-Sector Income Fund | 3

Performance highlights (unaudited)

Growth of $10,000 investment as of October 31, 2025[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the Multi-Sector Income Blended Index and Bloomberg U.S. Universal Bond Index. The
chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

4 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 9.

Allspring Multi-Sector Income Fund | 5

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 13.36% for the 12-month period that ended October 31, 2025. During the same period, the Fund’s return based on its net asset value (NAV) was 10.74%. Based on both its market value return and NAV return, the Fund outperformed the Multi-Sector Income Blended Index for the 12-month period that ended October 31, 2025.
Despite yield volatility, economic resilience supported narrow credit spreads.
Treasury yields were volatile throughout the 12-month period that ended October 31, 2025. After peaking in January 2025, yields fell as U.S. economic, trade, and immigration policy uncertainty rose. The U.S. Federal Reserve (Fed) cut rates a total of 50 basis points (bps; 100 bps equal 1.00%) early in the period before holding rates steady throughout much of 2025. The Fed cut rates by an additional 50 bps near the end of the period, and investors held out hope for one additional cut in 2025.
Credit spreads spent much of the period near the tightest levels of the past 20 years for many credit sectors, though they widened sharply in early April as the U.S. announced a dramatic shift in trade policies. Spreads narrowed back to their tight levels by early July. Securitized sectors, such as agency mortgage-backed securities, also saw spreads widen and then narrow to levels below their three- and five-year averages. Economic growth demonstrated surprising resiliency as the initial impacts of shifting global trade dynamics were less onerous than feared.

Ten largest holdings (%) as of October 31, 2025[1]
Indonesia, 7.00%, 9-15-2030	2.60
Colombia TES, 13.25%, 2-9-2033	1.98
Hungary, 6.75%, 10-22-2028	1.74
Mexico, 7.75%, 5-29-2031	1.58
International Bank for Reconstruction & Development, 9.50%, 2-9-2029	1.37
Colombia TES, 7.75%, 9-18-2030	1.37
New Zealand, 4.25%, 5-15-2034	1.28
European Investment Bank, 6.50%, 9-28-2032	1.24
Mexico, 7.50%, 5-26-2033	1.23
Romania, 7.20%, 10-30-2033	1.21

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The high yield sleeve benefited from security selection and duration, while curve positioning and sector allocation detracted.
Security selection was the largest contributor to performance, followed by duration exposure. Selection contributed in the cable/satellite and health care sectors, though it was partially offset by detractors in the retail and chemical sectors.
Curve positioning detracted from performance, followed by sector allocation. The Fund was underweight the front of the curve, where yields fell most significantly during the period. The overweight in the 5 to 7-year and 7 to 10-year portions of the curve partially offset the detraction. The Fund’s overweight to midstream energy and underweight to the media sector also detracted.
We gradually decreased our allocation to single-B-rated bonds and triple-Cs and increased our allocation to double-Bs during the year in an effort to increase exposure to rallying rates as it became more likely that the Fed would resume its cut cycle. We reduced exposure to energy as we became less constructive on the price of oil once it became clear that OPEC would begin increasing its voluntary production caps. We have reduced our exposure to both air transportation and cruise lines because both industries have fully recovered from the pandemic-related disruptions.
Leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of October 31, 2025, the Fund had approximately 29% in leverage as a percentage of total assets.
The high yield outlook is cautiously optimistic.
High yield fundamentals remain healthy and technicals have been supportive with new issuance focused on extending maturities while inflows have been steady all year. Valuations largely reflect this good news, and are rich by historical standards. However, we expect valuations to remain range-bound near historical tight spreads, driven by continued economic growth and a Fed that is easing. We believe it is too early to adopt a defensive stance. We are staying relatively close to the benchmark and we believe we are well positioned to take advantage of the periodic bouts of volatility that occur most years in the high yield market.
Mortgage/corporate sleeve:  Securitized assets performed well, while yield-curve positioning detracted.
Securitized exposure was the largest contributor to performance, driven by strength in commercial mortgage-backed securities (CMBS). Commercial real estate collateralized mortgage obligations (CMOs) also contributed significantly. The strategy’s corporate exposure was positive as well.
Yield-curve positioning was the largest detractor from performance. Asset-backed securities (ABS) detracted from performance, driven by underperformance of triple net lease holdings. Government-related exposures modestly detracted.
Overall securitized exposure increased over the period, driven by a 15% increased allocation to CMBS, where valuations continued to look attractive. Within CMBS, we continued to focus on single-asset/single borrower transactions with strong underlying sponsors and properties. Allocations to ABS, residential mortgage-backed securities, and collateralized loan obligations were reduced slightly. Overall corporate

6 | Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
exposure decreased, driven by a 5% reduction in financials and a 2% reduction in industrials.
Caution is warranted in corporate credit, while securitized sectors offer value.
Within the mortgage/corporate bond sleeve, our outlook has become more cautious on corporate credit, where valuations look rich compared with long-term historical levels, merger and acquisition risks have increased, and the potentially negative impact from tariffs looms. Within securitized sectors, we see value in certain ABS sectors, mezzanine private-label CMOs, and select CMBS deals.
Credit quality as of October 31, 2025[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

The international/emerging market sleeve performed well.
The international/emerging market sleeve outperformed in the 12-month period that ended October 31, 2025. Contributions to performance came from both currency and bond returns, with the former reflecting the U.S. dollar’s broad-based underperformance in the first half of 2025.
The international/emerging market sleeve’s duration was steady with additional incremental yield.
Positioning changes over the reporting period focused on shifting relative value, keeping overall duration steady while adding incremental yield. On a regional basis, exposure to Latin America rose over the period. This was funded through a reduced allocation to South Africa, where an extended period of strong performance suggested the time was right to take some profits.
Effective maturity distribution as of October 31, 2025[1]

10%
0-1 year
24%
1-3 year(s)
41%
3-5 years
21%
5-10 years
2%
10-20 years
1%
20-30 years
1%
Other

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Bond market positioning was a plus while navigating volatility.
Bond market positioning was a net positive, with strong gains in the local markets of South Africa, Mexico, Brazil, and Indonesia. That’s not to say it was all smooth sailing, with elevated geopolitical risk causing periods of intense uncertainty and market volatility. In general, however, emerging markets weathered these global events well as recovery came fairly quickly after the initial shock.

Allspring Multi-Sector Income Fund | 7

Performance highlights (unaudited)
Geographic allocation as of October 31, 2025[1]

70%
North America
7%
Europe ex-UK
7%
Latin America
4%
Asia/Pacific ex-Japan
2%
UK
1%
Japan
9%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Currency contributed in Latin America but detracted in Asia.
Currency also contributed, led by exposure to Latin America (Colombian and Mexican pesos and the Brazilian real) and the Hungarian forint. Asian currency exposure was a detractor, though, with the Indian rupee and Indonesian rupiah both losing ground versus the U.S. dollar over the reporting period.
The emerging market outlook is positive overall.
Looking into 2026, the outlook for emerging market assets is broadly positive. The macroeconomic backdrop remains favorable, and continued easing from the Fed could offer risk asset support. 2026’s growth expectations are sideways to lower from current levels. Inflation has remained modest despite tariffs and trade friction. Emerging market central banks have room to lower policy rates but can afford to take their time. Bond market valuations remain attractive in our view, with nominal and inflation-adjusted yields attractive despite this year’s gains. As was the case this year, we expect that investors will likely need to weather bouts of headline-driven volatility.

8 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.
Principal investment strategies
The Fund allocates its assets between three separate investment strategies, or sleeves.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).
For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year ended October 31, 2025: There were no material changes to the high yield bond sleeve during the fiscal year ended October 31, 2025.
International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.

Allspring Multi-Sector Income Fund | 9

Objective, strategies and risks (unaudited)
Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.
Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.
While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.
Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.
Material Changes During the Fiscal Year ended October 31, 2025: There were no material changes to the international/emerging markets bond sleeve of the Fund during the fiscal year ended October 31, 2025.
Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.
Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.
We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Material Changes During the Fiscal Year ended October 31, 2025: There were no material changes to the mortgage/corporate bond sleeve of the Fund during the fiscal year ended October 31, 2025.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage.

10 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management

Allspring Multi-Sector Income Fund | 11

Objective, strategies and risks (unaudited)
and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
•As a hedge against adverse changes in securities market prices or interest rates; and
•As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

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Objective, strategies and risks (unaudited)
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are, therefore, more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks

Allspring Multi-Sector Income Fund | 13

Objective, strategies and risks (unaudited)
to the Fund. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market

14 | Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities, and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Allspring Multi-Sector Income Fund | 15

Portfolio of investments—October 31, 2025
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.07%
FHLMC	8.50%	7-1-2028	$835	$842
FHLMC (1 Year Treasury Constant Maturity+2.25%)±	6.41	2-1-2037	17,956	18,544
FHLMC (5 Year Treasury Constant Maturity+2.16%)±	2.76	9-1-2032	88,444	87,068
FHLMC Series 2390 Class FD (30 Day Average U.S. SOFR+0.56%)±	4.80	12-15-2031	1,855	1,854
FHLMC Series 2567 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.75	2-15-2033	12,976	12,938
FNMA	6.00	4-1-2033	30,501	30,589
FNMA Series 2001-25 Class Z	6.00	6-25-2031	11,562	11,860
FNMA Series 2001-35 Class F (30 Day Average U.S. SOFR+0.71%)±	4.90	7-25-2031	941	942
FNMA Series 2001-57 Class F (30 Day Average U.S. SOFR+0.61%)±	4.80	6-25-2031	947	947
FNMA Series 2002-77 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.70	12-18-2032	3,798	3,792
FNMA Series 2002-97 Class FR (30 Day Average U.S. SOFR+0.66%)±	4.85	1-25-2033	1,437	1,437
GNMA	6.50	6-15-2028	2,578	2,618
GNMA Series 2019-H06 Class HIƒ±±	1.79	4-20-2069	810,035	6,714
Total agency securities (Cost $212,390)				180,145
Asset-backed securities: 4.15%
ABFC Trust Series 2003-AHL1 Class A1±±	4.18	3-25-2033	41,123	40,220
Aqua Finance Trust Series 2021-A Class A144A	1.54	7-17-2046	166,103	153,087
BRSP Ltd. Series 2021-FL1 Class A (U.S. SOFR 1 Month+1.26%)144A±	5.30	8-19-2038	131,856	131,516
Centex Home Equity Loan Trust Series 2002-A Class AF6	5.54	1-25-2032	2,380	2,374
Five Guys Holdings, Inc. Series 2023-1A Class A2144A	7.55	1-26-2054	54,450	56,456
Frontier Issuer LLC Series 2024-1 Class C144A	11.16	6-20-2054	230,653	257,174
GS Mortgage-Backed Securities Trust Series 2025-HE2 Class M1 (30 Day Average U.S. SOFR+1.90%)144A±	6.10	12-25-2065	1,000,000	1,000,010
Home Partners of America Trust Series 2021-1 Class D144A	2.48	9-17-2041	857,727	767,481
MF1 Ltd. Series 2022-FL8 Class A (U.S. SOFR 1 Month+1.35%)144A±	5.35	2-19-2037	730,748	731,033
MF1 Ltd. Series 2022-FL8 Class C (U.S. SOFR 1 Month+2.20%)144A±	6.20	2-19-2037	1,000,000	994,471
Mid-State Trust XI Series 11 Class A1	4.86	7-15-2038	22,426	22,389
New Century Home Equity Loan Trust Series 2004-3 Class M1 (U.S. SOFR 1 Month+1.04%)±	5.04	11-25-2034	550,129	549,128
New Economy Assets - Phase 1 Sponsor LLC Series 2021-1 Class B1144A	2.41	10-20-2061	1,000,000	640,755
Retained Vantage Data Centers Issuer LLC Series 2023-1A Class A2A144A	5.00	9-15-2048	900,000	900,308
Sound Point CLO VIII-R Ltd. Series 2015-1RA Class BR (U.S. SOFR 3 Month+1.81%)144A±	5.72	4-15-2030	241,126	241,281
Starwood LLC Series 2025-SIF5A Class A (U.S. SOFR 3 Month+1.55%)144A±	5.45	4-15-2037	1,000,000	1,002,650
The accompanying notes are an integral part of these financial statements.
16 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Starwood Ltd. Series 2022-FL3 Class A (30 Day Average U.S. SOFR+1.35%)144A±	5.58%	11-15-2038	$1,044,299	$1,039,155
Store Master Funding I-VII XIV XIX XX XXIV Series 2023-1A Class A1144A	6.19	6-20-2053	493,958	497,088
Store Master Funding I-VII Series 2018-1A Class A2144A	4.29	10-20-2048	486,142	482,225
Terwin Mortgage Trust Series 2003-6HE Class A3 (U.S. SOFR 1 Month+1.25%)±	5.25	11-25-2033	91,608	83,505
TRTX Issuer Ltd. Series 2022-FL5 Class A (U.S. SOFR 1 Month+1.65%)144A±	5.68	2-15-2039	473,985	473,736
TRTX Issuer Ltd. Series 2025-FL7 Class A (U.S. SOFR 1 Month+1.45%)144A±%%	5.48	6-18-2043	1,000,000	1,000,627
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37	4-20-2055	510,000	523,169
Westgate Resorts LLC Series 2022-1A Class C144A	2.49	8-20-2036	119,457	118,159
Total asset-backed securities (Cost $11,967,034)				11,707,997

	Shares
Common stocks: 0.83%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Emergence SA♦†	90	0
Wireless telecommunication services: 0.00%
SES SA‡†	90	1,288
Energy: 0.66%
Oil, gas & consumable fuels: 0.66%
Enviva, Inc. (Acquired 12-06-2024, cost $745,727)†˃	119,158	1,846,949
Utilities: 0.15%
Independent power and renewable electricity producers: 0.15%
Vistra Corp.	2,304	433,843
Investment Companies: 0.02%
Resolute Topco, Inc.‡†	26,718	66,795
Total common stocks (Cost $1,146,497)		2,348,875

			Principal
Corporate bonds and notes: 63.22%
Basic materials: 1.30%
Chemicals: 0.96%
Celanese U.S. Holdings LLC	6.50	4-15-2030	$920,000	912,318
Chemours Co.144A	8.00	1-15-2033	890,000	860,221
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	930,000	921,803
				2,694,342
Iron/steel: 0.34%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	935,000	956,031
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 17

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Communications: 8.56%
Advertising: 0.97%
Clear Channel Outdoor Holdings, Inc.144A	7.13%	2-15-2031	$1,220,000	$1,258,135
Clear Channel Outdoor Holdings, Inc.144A	7.50	3-15-2033	75,000	78,425
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	590,000	569,939
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	775,000	818,683
				2,725,182
Internet: 0.98%
Arches Buyer, Inc.144A	4.25	6-1-2028	350,000	342,010
Arches Buyer, Inc.144A	6.13	12-1-2028	525,000	511,503
Cablevision Lightpath LLC144A	5.63	9-15-2028	580,000	574,075
Match Group Holdings II LLC144A	5.63	2-15-2029	791,000	789,254
Match Group Holdings II LLC144A	6.13	9-15-2033	545,000	548,660
				2,765,502
Media: 4.25%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	1,750,000	1,469,516
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	2,550,000	2,390,406
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	900,000	800,469
Charter Communications Operating LLC/Charter Communications Operating Capital	5.05	3-30-2029	675,000	681,786
CSC Holdings LLC144A	3.38	2-15-2031	715,000	432,626
CSC Holdings LLC144A	5.50	4-15-2027	855,000	793,341
CSC Holdings LLC144A	5.75	1-15-2030	425,000	159,263
CSC Holdings LLC144A	11.25	5-15-2028	565,000	495,721
DISH DBS Corp.144A	5.75	12-1-2028	420,000	403,565
DISH Network Corp.144A	11.75	11-15-2027	1,410,000	1,484,424
Gray Media, Inc.144A	9.63	7-15-2032	595,000	597,931
News Corp.144A	5.13	2-15-2032	500,000	494,935
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	675,000	661,500
Sirius XM Radio LLC144A	4.13	7-1-2030	1,190,000	1,120,049
				11,985,532
Telecommunications: 2.36%
CommScope LLC144A	8.25	3-1-2027	720,000	724,690
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	2,136,477	2,204,652
Level 3 Financing, Inc.144A	3.63	1-15-2029	610,000	548,238
Level 3 Financing, Inc.144A	3.88	10-15-2030	700,000	627,156
Level 3 Financing, Inc.144A	6.88	6-30-2033	655,000	670,908
Lumen Technologies, Inc.144A	10.00	10-15-2032	656,250	662,812
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC144A	5.15	3-20-2028	375,000	377,136
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	825,000	842,445
				6,658,037
The accompanying notes are an integral part of these financial statements.
18 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Consumer, cyclical: 9.82%
Airlines: 0.19%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.144A	5.50%	4-20-2026	$56,666	$56,810
JetBlue Airways Corp./JetBlue Loyalty LP144A	9.88	9-20-2031	485,000	476,704
				533,514
Apparel: 0.22%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	580,000	622,726
Auto manufacturers: 0.06%
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	175,000	182,062
Auto parts & equipment: 1.08%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	605,000	625,383
Adient Global Holdings Ltd.144A	8.25	4-15-2031	145,000	151,470
American Axle & Manufacturing, Inc.	5.00	10-1-2029	400,000	380,131
American Axle & Manufacturing, Inc.144A	7.75	10-15-2033	355,000	355,500
Cooper Tire & Rubber Co. LLC	7.63	3-15-2027	705,000	720,863
ZF North America Capital, Inc.144A	6.88	4-23-2032	490,000	447,243
ZF North America Capital, Inc.144A	7.50	3-24-2031	385,000	370,212
				3,050,802
Distribution/wholesale: 0.06%
RB Global Holdings, Inc.144A	7.75	3-15-2031	175,000	182,635
Entertainment: 1.77%
Churchill Downs, Inc.144A	6.75	5-1-2031	800,000	817,953
Cinemark USA, Inc.144A	7.00	8-1-2032	1,425,000	1,476,750
Six Flags Entertainment Corp.144A	7.25	5-15-2031	200,000	200,491
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	1,005,000	1,020,498
WarnerMedia Holdings, Inc.	4.28	3-15-2032	291,000	266,538
WarnerMedia Holdings, Inc.	5.05	3-15-2042	730,000	585,993
WarnerMedia Holdings, Inc. Series WI	4.05	3-15-2029	635,000	616,611
				4,984,834
Home builders: 1.02%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88	8-1-2033	685,000	685,600
Century Communities, Inc.144A	6.63	9-15-2033	495,000	493,533
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	210,000	214,985
LGI Homes, Inc.144A	8.75	12-15-2028	675,000	701,997
Taylor Morrison Communities, Inc.144A	5.13	8-1-2030	255,000	254,664
Tri Pointe Homes, Inc.	5.70	6-15-2028	515,000	519,755
				2,870,534
Home furnishings: 0.21%
Whirlpool Corp.	6.13	6-15-2030	590,000	584,204
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 19

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Housewares: 0.48%
Newell Brands, Inc.	6.38%	5-15-2030	$605,000	$574,750
Newell Brands, Inc.144A	8.50	6-1-2028	755,000	774,567
				1,349,317
Leisure time: 1.18%
NCL Corp. Ltd.144A	6.25	9-15-2033	685,000	692,822
NCL Corp. Ltd.144A	6.75	2-1-2032	380,000	390,473
NCL Corp. Ltd.144A	7.75	2-15-2029	275,000	294,137
Sabre Global, Inc.144A	10.75	11-15-2029	1,090,000	1,035,500
Sabre Global, Inc.144A	11.13	7-15-2030	170,000	160,650
Viking Cruises Ltd.144A	5.88	10-15-2033	235,000	238,893
Viking Cruises Ltd.144A	7.00	2-15-2029	500,000	502,828
				3,315,303
Lodging: 0.55%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	625,000	647,063
Hilton Domestic Operating Co., Inc.144A	6.13	4-1-2032	605,000	624,303
Las Vegas Sands Corp.	6.20	8-15-2034	255,000	267,763
				1,539,129
Retail: 3.00%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	610,000	617,625
Carvana Co.144A	9.00	6-1-2030	1,375,000	1,436,009
Carvana Co.144A	9.00	6-1-2031	500,000	556,369
FirstCash, Inc.144A	4.63	9-1-2028	250,000	246,577
FirstCash, Inc.144A	6.88	3-1-2032	1,105,000	1,146,579
Group 1 Automotive, Inc.144A	6.38	1-15-2030	495,000	504,904
Lithia Motors, Inc.144A	4.38	1-15-2031	670,000	638,725
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	580,000	582,803
Michaels Cos., Inc.144A	7.88	5-1-2029	285,000	250,087
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	495,000	493,738
QXO Building Products, Inc.144A	6.75	4-30-2032	595,000	615,975
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	405,000	421,377
Sonic Automotive, Inc.144A	4.63	11-15-2029	295,000	286,866
Sonic Automotive, Inc.144A	4.88	11-15-2031	695,000	661,265
				8,458,899
Consumer, non-cyclical: 9.25%
Commercial services: 3.30%
ADT Security Corp.144A	5.88	10-15-2033	340,000	344,912
Allied Universal Holdco LLC144A	7.88	2-15-2031	645,000	671,584
Block, Inc.	6.50	5-15-2032	895,000	928,611
CoreCivic, Inc.	8.25	4-15-2029	1,495,000	1,574,392
GEO Group, Inc.	8.63	4-15-2029	970,000	1,023,659
GEO Group, Inc.	10.25	4-15-2031	845,000	925,362
Herc Holdings, Inc.144A	7.00	6-15-2030	885,000	926,311
Service Corp. International	5.75	10-15-2032	1,055,000	1,070,353
The accompanying notes are an integral part of these financial statements.
20 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Sotheby’s/BidFair Holdings, Inc.144A	5.88%	6-1-2029	$1,200,000	$1,133,835
Veritiv Operating Co.144A	10.50	11-30-2030	670,000	697,254
				9,296,273
Food: 1.28%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC144A	5.88	2-15-2028	565,000	565,701
B&G Foods, Inc.144A	8.00	9-15-2028	985,000	926,055
Lamb Weston Holdings, Inc.144A	4.38	1-31-2032	570,000	543,392
Performance Food Group, Inc.144A	6.13	9-15-2032	495,000	508,215
U.S. Foods, Inc.144A	5.75	4-15-2033	1,060,000	1,073,956
				3,617,319
Healthcare-services: 4.21%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	465,000	435,881
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	580,000	574,200
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	500,000	539,015
CommonSpirit Health (AG Insured)	3.82	10-1-2049	750,000	572,033
Concentra Health Services, Inc.144A	6.88	7-15-2032	820,000	855,290
DaVita, Inc.144A	6.88	9-1-2032	1,740,000	1,802,518
HCA, Inc.	5.75	3-1-2035	1,000,000	1,049,157
IQVIA, Inc.144A	6.25	6-1-2032	285,000	297,046
Molina Healthcare, Inc.144A	6.25	1-15-2033	450,000	452,941
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	103,081	93,598
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	460,873	392,894
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	264,209	285,015
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	665,000	660,930
Radiology Partners, Inc.144A	8.50	7-15-2032	700,000	727,974
Star Parent, Inc.144A	9.00	10-1-2030	1,180,000	1,259,975
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	415,000	426,998
Tenet Healthcare Corp.	6.75	5-15-2031	1,400,000	1,452,472
				11,877,937
Household products/wares: 0.13%
Central Garden & Pet Co.	4.13	10-15-2030	375,000	356,245
Pharmaceuticals: 0.33%
AdaptHealth LLC144A	5.13	3-1-2030	775,000	741,400
CVS Pass-Through Trust	6.04	12-10-2028	171,088	173,918
				915,318
Energy: 7.68%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	2,845,000	0
Oil & gas: 2.03%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	430,000	446,107
APA Corp.	4.38	10-15-2028	750,000	740,925
California Resources Corp.144A	7.00	1-15-2034	295,000	293,687
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 21

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
California Resources Corp.144A	8.25%	6-15-2029	$895,000	$931,034
Caturus Energy LLC144A	8.50	2-15-2030	210,000	214,062
Civitas Resources, Inc.144A	9.63	6-15-2033	400,000	429,136
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	565,000	534,954
Kraken Oil & Gas Partners LLC144A	7.63	8-15-2029	280,000	274,137
Murphy Oil Corp.	6.00	10-1-2032	500,000	492,775
Nabors Industries Ltd.144A	7.50	1-15-2028	325,000	326,508
Nabors Industries, Inc.144A	8.88	8-15-2031	340,000	323,097
Nabors Industries, Inc.144A	9.13	1-31-2030	700,000	735,581
				5,742,003
Oil & gas services: 0.96%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	710,000	729,697
Bristow Group, Inc.144A	6.88	3-1-2028	1,000,000	999,849
Oceaneering International, Inc.	6.00	2-1-2028	520,000	524,457
SESI LLC144A	7.88	9-30-2030	320,000	314,048
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	140,000	140,537
				2,708,588
Pipelines: 4.69%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	410,000	409,411
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	760,020
Buckeye Partners LP	5.85	11-15-2043	1,125,000	1,055,562
Buckeye Partners LP144A	6.88	7-1-2029	20,000	20,713
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	960,000	949,800
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	765,000	827,696
Excelerate Energy LP144A	8.00	5-15-2030	740,000	781,282
Harvest Midstream I LP144A	7.50	9-1-2028	825,000	834,038
Hess Midstream Operations LP144A	5.50	10-15-2030	300,000	301,973
Hess Midstream Operations LP144A	6.50	6-1-2029	175,000	181,335
Kinetik Holdings LP144A	5.88	6-15-2030	600,000	604,484
Prairie Acquiror LP144A	9.00	8-1-2029	375,000	384,891
Rockies Express Pipeline LLC144A	6.75	3-15-2033	300,000	313,993
Rockies Express Pipeline LLC144A	6.88	4-15-2040	1,440,000	1,484,709
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	1,300,000	1,290,073
Venture Global LNG, Inc.144A	8.38	6-1-2031	650,000	667,313
Venture Global LNG, Inc.144A	9.88	2-1-2032	820,000	875,885
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	415,000	387,886
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	985,000	1,083,203
				13,214,267
The accompanying notes are an integral part of these financial statements.
22 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Financial: 12.76%
Banks: 0.51%
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%)ʊ±	3.88%	2-18-2026	$935,000	$928,922
Santander Holdings USA, Inc. (U.S. SOFR+1.88%)±	5.74	3-20-2031	500,000	516,148
				1,445,070
Diversified financial services: 4.46%
Azorra Finance Ltd.144A	7.25	1-15-2031	485,000	507,292
Encore Capital Group, Inc.144A	9.25	4-1-2029	800,000	839,854
EZCORP, Inc.144A	7.38	4-1-2032	495,000	522,843
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	960,000	988,358
Jane Street Group/JSG Finance, Inc.144A	6.13	11-1-2032	435,000	442,646
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	335,000	349,462
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	765,000	802,767
Jefferies Finance LLC/JFIN Co-Issuer Corp.144A	6.63	10-15-2031	480,000	472,929
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	295,000	305,842
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	625,000	658,609
Navient Corp.	11.50	3-15-2031	875,000	978,990
OneMain Finance Corp.	7.88	3-15-2030	955,000	1,006,513
PRA Group, Inc.144A	5.00	10-1-2029	561,000	510,364
Rocket Cos., Inc.144A	6.13	8-1-2030	340,000	350,711
Rocket Cos., Inc.144A	6.50	8-1-2029	200,000	207,447
Rocket Cos., Inc.144A	7.13	2-1-2032	825,000	866,175
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.144A	4.00	10-15-2033	665,000	612,391
Synchrony Financial	5.15	3-19-2029	750,000	761,522
United Wholesale Mortgage LLC144A	5.50	4-15-2029	1,100,000	1,083,328
United Wholesale Mortgage LLC144A	6.25	3-15-2031	295,000	294,469
				12,562,512
Insurance: 3.25%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer144A	7.38	10-1-2032	1,550,000	1,599,292
AmWINS Group, Inc.144A	6.38	2-15-2029	530,000	540,250
Assurant, Inc.	3.70	2-22-2030	750,000	727,567
Athene Holding Ltd.	4.13	1-12-2028	750,000	747,734
Brighthouse Financial, Inc.	4.70	6-22-2047	850,000	666,371
HUB International Ltd.144A	5.63	12-1-2029	415,000	413,762
HUB International Ltd.144A	7.25	6-15-2030	135,000	140,940
HUB International Ltd.144A	7.38	1-31-2032	1,000,000	1,036,422
Liberty Mutual Group, Inc.144A	4.57	2-1-2029	750,000	754,174
MetLife, Inc.	6.40	12-15-2036	1,000,000	1,055,096
Prudential Financial, Inc. (U.S. SOFR 3 Month+2.38%)±	4.50	9-15-2047	750,000	738,563
Sammons Financial Group, Inc.144A	4.45	5-12-2027	750,000	748,962
				9,169,133
Investment Companies: 0.18%
Golub Capital Private Credit Fund BDC	5.88	5-1-2030	500,000	507,948
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 23

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
REITs: 4.36%
Blackstone Mortgage Trust, Inc.144A	7.75%	12-1-2029	$600,000	$632,296
Brandywine Operating Partnership LP	6.13	1-15-2031	345,000	346,511
Brandywine Operating Partnership LP	8.88	4-12-2029	1,385,000	1,504,532
Iron Mountain, Inc.144A	4.50	2-15-2031	1,330,000	1,275,665
Iron Mountain, Inc.144A	5.25	7-15-2030	1,455,000	1,448,218
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	1,020,000	1,071,343
MPT Operating Partnership LP/MPT Finance Corp.144A	8.50	2-15-2032	690,000	722,901
Omega Healthcare Investors, Inc.	4.50	4-1-2027	600,000	601,983
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	440,000	450,591
Piedmont Operating Partnership LP	2.75	4-1-2032	350,000	298,174
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	505,000	521,219
Service Properties Trust144A¤	0.00	9-30-2027	15,000	13,223
Service Properties Trust	8.38	6-15-2029	330,000	327,810
Service Properties Trust144A	8.63	11-15-2031	1,600,000	1,687,739
Starwood Property Trust, Inc.144A	6.50	7-1-2030	850,000	884,046
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	270,000	242,054
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	280,000	262,227
				12,290,532
Industrial: 6.66%
Aerospace/defense: 1.09%
Spirit AeroSystems, Inc.144A	9.75	11-15-2030	890,000	977,815
TransDigm, Inc.144A	6.63	3-1-2032	2,035,000	2,104,351
				3,082,166
Building materials: 1.39%
Builders FirstSource, Inc.144A	6.38	3-1-2034	715,000	740,470
Camelot Return Merger Sub, Inc.144A	8.75	8-1-2028	650,000	600,871
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	275,000	286,872
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	1,030,000	1,058,872
Quikrete Holdings, Inc.144A	6.38	3-1-2032	245,000	254,117
Quikrete Holdings, Inc.144A	6.75	3-1-2033	535,000	556,698
Standard Building Solutions, Inc.144A	6.25	8-1-2033	410,000	418,097
				3,915,997
Electrical components & equipment: 0.86%
Energizer Holdings, Inc.144A	4.38	3-31-2029	1,155,000	1,108,593
Energizer Holdings, Inc.144A	6.00	9-15-2033	270,000	260,834
WESCO Distribution, Inc.144A	6.63	3-15-2032	1,015,000	1,060,878
				2,430,305
The accompanying notes are an integral part of these financial statements.
24 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Electronics: 0.33%
Keysight Technologies, Inc.	4.60%	4-6-2027	$600,000	$602,666
Sensata Technologies, Inc.144A	6.63	7-15-2032	300,000	312,305
				914,971
Environmental control: 0.22%
Clean Harbors, Inc.144A	6.38	2-1-2031	615,000	630,079
Machinery-diversified: 0.45%
Chart Industries, Inc.144A	7.50	1-1-2030	300,000	312,870
Chart Industries, Inc.144A	9.50	1-1-2031	510,000	546,110
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	420,000	419,516
				1,278,496
Miscellaneous manufacturing: 0.36%
Entegris, Inc.144A	4.75	4-15-2029	500,000	496,907
Entegris, Inc.144A	5.95	6-15-2030	510,000	517,773
				1,014,680
Packaging & containers: 0.92%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC144A	6.00	6-15-2027	1,085,000	1,087,797
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	285,000	287,846
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	580,000	581,186
Sealed Air Corp./Sealed Air Corp. U.S.144A	7.25	2-15-2031	600,000	629,834
				2,586,663
Transportation: 0.28%
Genesee & Wyoming, Inc.144A	6.25	4-15-2032	780,000	795,746
Trucking & leasing: 0.76%
FTAI Aviation Investors LLC144A	5.50	5-1-2028	700,000	700,517
FTAI Aviation Investors LLC144A	7.00	5-1-2031	1,000,000	1,047,952
FTAI Aviation Investors LLC144A	7.00	6-15-2032	365,000	382,290
				2,130,759
Technology: 3.63%
Computers: 0.49%
Dell International LLC/EMC Corp.	6.02	6-15-2026	107,000	107,786
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	740,000	783,626
Insight Enterprises, Inc.144A	6.63	5-15-2032	470,000	481,027
				1,372,439
Office/business equipment: 0.28%
Zebra Technologies Corp.144A	6.50	6-1-2032	775,000	803,173
Semiconductors: 0.26%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.50	1-15-2028	750,000	742,481
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 25

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal		Value
Software: 2.60%
AthenaHealth Group, Inc.144A	6.50%	2-15-2030		$500,000	$489,482
Central Parent, Inc./CDK Global, Inc.144A	7.25	6-15-2029		230,000	188,927
Cloud Software Group, Inc.144A	8.25	6-30-2032		1,035,000	1,087,592
Cloud Software Group, Inc.144A	9.00	9-30-2029		1,865,000	1,929,044
CoreWeave, Inc.144A	9.00	2-1-2031		280,000	280,819
Ellucian Holdings, Inc.144A	6.50	12-1-2029		760,000	769,171
Rocket Software, Inc.144A	6.50	2-15-2029		205,000	199,153
Rocket Software, Inc.144A	9.00	11-28-2028		725,000	747,097
SS&C Technologies, Inc.144A	6.50	6-1-2032		850,000	881,222
VMware LLC	3.90	8-21-2027		750,000	748,133
					7,320,640
Utilities: 3.56%
Electric: 3.56%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055		640,000	619,193
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055		860,000	877,854
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053		670,000	691,486
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054		945,000	993,629
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028		1,385,000	1,350,406
PG&E Corp.	5.25	7-1-2030		1,075,000	1,063,826
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055		985,000	1,013,097
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052		510,000	497,408
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026		505,000	510,006
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029		600,000	659,296
Vistra Operations Co. LLC144A	7.75	10-15-2031		690,000	732,251
XPLR Infrastructure Operating Partners LP144A	7.25	1-15-2029		1,005,000	1,033,810
					10,042,262
Total corporate bonds and notes (Cost $173,472,447)					178,222,587
Foreign corporate bonds and notes: 11.46%
Financial: 0.35%
Banks: 0.35%
Kreditanstalt fuer Wiederaufbau	5.80	1-19-2028	ZAR	17,500,000	985,866
Government securities: 11.11%
Multi-national: 11.11%
Asian Development Bank	6.00	2-5-2026	BRL	9,000,000	1,635,991
Asian Infrastructure Investment Bank	6.00	12-8-2031	INR	185,000,000	1,986,080
Asian Infrastructure Investment Bank	7.20	7-2-2031	INR	175,000,000	2,002,704
European Bank for Reconstruction & Development	6.30	10-26-2027	INR	185,000,000	2,082,577
European Investment Bank	6.50	9-28-2032	ZAR	63,500,000	3,492,211
European Investment Bank	7.25	1-23-2030	ZAR	45,500,000	2,657,753
European Investment Bank	8.00	5-5-2027	ZAR	49,000,000	2,846,364
The accompanying notes are an integral part of these financial statements.
26 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal		Value
Multi-national(continued)
Inter-American Development Bank	7.00%	4-17-2033	INR	213,000,000	$2,436,617
Inter-American Development Bank	7.35	10-6-2030	INR	176,000,000	2,036,155
International Bank for Reconstruction & Development	5.75	1-14-2028	BRL	15,000,000	2,466,631
International Bank for Reconstruction & Development	9.50	2-9-2029	BRL	22,000,000	3,853,836
International Finance Corp.	9.00	1-22-2036	ZAR	16,000,000	973,813
International Finance Corp.	10.00	2-3-2027	BRL	7,800,000	1,402,588
International Finance Corp.	10.75	2-15-2028	BRL	8,000,000	1,448,950
					31,322,270
Total foreign corporate bonds and notes (Cost $33,142,048)					32,308,136
Foreign government bonds: 19.08%
Colombia: 4.10%
Colombia TES	6.00	4-28-2028	COP	9,000,000,000	2,120,123
Colombia TES	7.75	9-18-2030	COP	17,000,000,000	3,850,166
Colombia TES	13.25	2-9-2033	COP	20,100,000,000	5,591,337
					11,561,626
Hungary: 1.74%
Hungary	6.75	10-22-2028	HUF	1,630,000,000	4,893,238
Indonesia: 3.26%
Indonesia	6.63	2-15-2034	IDR	30,000,000,000	1,866,206
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	7,333,584
					9,199,790
Mexico: 4.49%
Mexico	7.50	5-26-2033	MXN	68,500,000	3,479,181
Mexico	7.75	5-29-2031	MXN	85,000,000	4,460,802
Mexico	8.00	7-31-2053	MXN	33,500,000	1,557,479
Mexico	8.50	5-31-2029	MXN	58,000,000	3,175,522
					12,672,984
New Zealand: 1.28%
New Zealand	4.25	5-15-2034	NZD	6,150,000	3,595,848
Romania: 3.61%
Romania	5.00	2-12-2029	RON	15,800,000	3,383,153
Romania	7.20	10-30-2033	RON	14,850,000	3,415,535
Romania	7.35	4-28-2031	RON	14,750,000	3,394,212
					10,192,900
United Kingdom: 0.60%
U.K. Gilts	3.75	10-22-2053	GBP	1,625,000	1,684,114
Total foreign government bonds (Cost $53,478,463)					53,800,500
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 27

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Loans: 18.34%
Communications: 3.39%
Advertising: 0.36%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 1 Month+4.00%)±	8.08%	8-23-2028	$1,000,000	$1,000,950
Internet: 0.70%
Arches Buyer, Inc. (U.S. SOFR 1 Month+3.25%)±	7.31	12-6-2027	1,365,902	1,367,418
Cablevision Lightpath LLC (U.S. SOFR 1 Month+3.00%)±	7.03	11-30-2027	600,463	600,463
				1,967,881
Media: 1.30%
CSC Holdings LLC (U.S. SOFR 1 Month+4.50%)±	8.53	1-18-2028	1,508,854	1,493,026
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.00%)±	9.10	8-2-2027	30,650	30,647
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.35	8-2-2029	889,166	890,001
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	9.90	6-30-2028	399,713	404,126
Gray Television, Inc. (U.S. SOFR 1 Month+3.00%)±	7.25	12-1-2028	250,000	250,145
Hubbard Radio LLC (U.S. SOFR 1 Month+4.50%)‡±	8.46	9-30-2027	940,147	453,621
Ziggo Financing Partnership (U.S. SOFR 6 Month+2.50%)±	6.71	4-30-2028	151,890	151,645
				3,673,211
Telecommunications: 1.03%
CommScope, Inc. (U.S. SOFR 1 Month+4.75%)±	8.71	12-17-2029	1,205,000	1,214,495
Connect Finco Sarl (U.S. SOFR 1 Month+3.50%)±	7.46	12-11-2026	248,099	247,541
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.46	9-27-2029	628,405	624,830
Lumen Technologies, Inc. (U.S. SOFR 1 Month+2.35%)±	6.43	4-15-2030	835,729	830,514
				2,917,380
Consumer, cyclical: 1.59%
Airlines: 0.11%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.74	4-1-2031	301,950	303,837
Entertainment: 0.70%
Cinemark USA, Inc. (U.S. SOFR 3 Month+2.25%)±	6.25	5-24-2030	663,153	662,682
Crown Finance U.S., Inc. (U.S. SOFR 1 Month+4.50%)±	8.63	12-2-2031	1,325,004	1,321,453
				1,984,135
Housewares: 0.33%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.71	10-30-2029	947,956	929,291
Leisure time: 0.31%
Sabre Global, Inc. (U.S. SOFR 1 Month+3.50%)±	7.58	12-17-2027	921,815	872,655
Retail: 0.14%
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%)±	7.51	3-3-2028	410,000	403,534
The accompanying notes are an integral part of these financial statements.
28 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 4.29%
Commercial services: 0.92%
Allied Universal Holdco LLC (U.S. SOFR 1 Month+3.25%)±	7.31%	8-20-2032	$1,000,000	$1,003,530
Avis Budget Car Rental LLC (U.S. SOFR 1 Month+2.50%)±	6.46	7-16-2032	498,750	492,102
Hertz Corp. (U.S. SOFR 1 Month+3.50%)±	7.58	6-30-2028	745,123	616,522
Veritiv Corp. (U.S. SOFR 3 Month+4.00%)±	8.00	12-2-2030	498,741	478,322
				2,590,476
Cosmetics/Personal Care: 0.36%
Opal U.S. LLC (U.S. SOFR 3 Month+3.25%)±	7.25	4-28-2032	1,000,000	1,003,910
Food: 0.56%
B&G Foods, Inc. (U.S. SOFR 1 Month+3.50%)±	7.46	10-10-2029	1,641,819	1,566,295
Healthcare-products: 0.54%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+4.25%)±	8.21	1-15-2031	468,825	471,286
Medline Borrower LP (U.S. SOFR 1 Month+2.00%)±	5.96	10-23-2028	1,049,112	1,049,972
				1,521,258
Healthcare-services: 1.39%
Modivcare, Inc. (U.S. SOFR 1 Month+7.00%)‡±	11.00	2-22-2026	136,280	132,191
Modivcare, Inc. (U.S. SOFR 3 Month+8.75%)±	12.75	7-1-2031	1,594,899	653,909
Modivcare, Inc. (U.S. SOFR 3 Month+6.00%)‡±	13.25	2-22-2026	80,804	78,380
Modivcare, Inc. (U.S. SOFR 3 Month+11.50%)±	15.44	1-12-2026	277,775	112,963
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.59	12-31-2030	647,124	645,642
Radiology Partners, Inc. (U.S. SOFR 3 Month+4.50%)±	8.50	6-30-2032	1,000,000	998,130
Star Parent, Inc. (U.S. SOFR 3 Month+4.00%)±	8.00	9-27-2030	1,305,125	1,306,874
				3,928,089
Pharmaceuticals: 0.52%
Endo Luxembourg Finance Co. I Sarl (U.S. SOFR 1 Month+4.00%)±	7.96	4-23-2031	1,485,000	1,475,348
Energy: 0.85%
Pipelines: 0.85%
AL NGPL Holdings LLC (U.S. SOFR 3 Month+2.25%)±	6.19	12-9-2030	1,162,074	1,158,879
NorthRiver Midstream Finance LP (U.S. SOFR 3 Month+2.25%)±	6.24	8-16-2030	99,735	99,531
Prairie Acquiror LP (U.S. SOFR 1 Month+3.75%)±	7.71	8-1-2029	1,132,297	1,137,958
				2,396,368
Financial: 2.04%
Insurance: 1.59%
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	8.21	9-19-2030	1,726,367	1,718,460
Asurion LLC (U.S. SOFR 1 Month+5.25%)±	9.33	1-31-2028	463,792	453,719
Baldwin Insurance Group Holdings LLC (U.S. SOFR 1 Month+2.50%)‡±	6.55	5-26-2031	249,375	249,687
Broadstreet Partners Group LLC (U.S. SOFR 1 Month+2.75%)±	6.71	6-13-2031	869,826	871,713
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 29

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Insurance(continued)
HUB International Ltd. (U.S. SOFR 3 Month+2.25%)±	6.12%	6-20-2030	$916,640	$919,473
Truist Insurance Holdings LLC (U.S. SOFR 3 Month+4.75%)±	8.75	5-6-2032	276,316	279,700
				4,492,752
REITs: 0.45%
Blackstone Mortgage Trust, Inc. (U.S. SOFR 1 Month+3.00%)±	6.96	12-10-2030	358,202	359,546
Starwood Property Trust, Inc. (U.S. SOFR 1 Month+1.75%)‡±	5.71	11-18-2027	909,469	909,468
				1,269,014
Industrial: 3.72%
Aerospace/defense: 1.96%
Azorra Soar TLB Finance Ltd. (U.S. SOFR 3 Month+2.75%)±	6.79	10-18-2029	1,995,708	2,002,353
Spirit AeroSystems, Inc. (U.S. SOFR 3 Month+4.50%)±	8.34	1-15-2027	2,522,000	2,524,371
TransDigm, Inc. (U.S. SOFR 3 Month+2.25%)±	6.25	3-22-2030	997,475	998,243
				5,524,967
Building materials: 0.60%
Cornerstone Building Brands, Inc. (U.S. SOFR 1 Month+3.25%)±	7.38	4-12-2028	935,144	853,965
CP Atlas Buyer, Inc. (U.S. SOFR 1 Month+5.25%)±	9.21	7-8-2030	500,000	492,125
Quikrete Holdings, Inc. (U.S. SOFR 1 Month+2.25%)±	6.21	2-10-2032	353,225	353,539
				1,699,629
Environmental control: 0.21%
MIP V Waste Holdings LLC (U.S. SOFR 3 Month+2.75%)‡±	6.59	8-20-2032	580,017	581,467
Machinery-diversified: 0.30%
TK Elevator U.S. Newco, Inc. (U.S. SOFR 6 Month+3.00%)±	7.20	4-30-2030	838,436	843,156
Packaging & containers: 0.65%
Clydesdale Acquisition Holdings, Inc. (U.S. SOFR 1 Month+3.18%)±	7.14	4-13-2029	1,345,474	1,344,425
Owens-Illinois, Inc. (U.S. SOFR 3 Month+3.00%)±	6.84	9-30-2032	500,000	498,540
				1,842,965
Technology: 2.46%
Computers: 0.23%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	6.96	3-1-2029	667,940	631,758
Software: 2.23%
Applied Systems, Inc. (U.S. SOFR 3 Month+2.25%)±	6.25	2-24-2031	1,754,906	1,757,328
AthenaHealth Group, Inc. (U.S. SOFR 1 Month+2.75%)±	6.71	2-15-2029	1,047,000	1,041,597
Central Parent LLC (U.S. SOFR 3 Month+3.25%)±	7.25	7-6-2029	155,000	127,219
Cloud Software Group, Inc. (U.S. SOFR 3 Month+3.25%)±	7.25	3-21-2031	341,125	341,020
Cloud Software Group, Inc. (U.S. SOFR 3 Month+3.25%)±	7.25	8-13-2032	764,362	764,125
Ellucian Holdings, Inc. (U.S. SOFR 1 Month+4.75%)±	8.71	11-22-2032	500,000	504,845
The accompanying notes are an integral part of these financial statements.
30 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Software(continued)
Genesys Cloud Services, Inc. (U.S. SOFR 1 Month+2.50%)±	6.46%	1-30-2032	$521,062	$514,549
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.71	11-28-2028	1,252,309	1,246,385
				6,297,068
Total loans (Cost $53,039,134)				51,717,394
Non-agency mortgage-backed securities: 8.57%
Banc of America Funding Trust Series 2005-5 Class 1A1	5.50	9-25-2035	43,766	44,725
Banc of America Funding Trust Series 2005-D Class A1±±	5.34	5-25-2035	72,434	67,744
Banc of America Mortgage Trust Series 2003-C Class 1A1±±	6.87	4-25-2033	168,850	98,251
Bank Series 2017-BNK6 Class D144A	3.10	7-15-2060	1,000,000	844,456
BX Commercial Mortgage Trust Series 2021-VOLT Class B (U.S. SOFR 1 Month+1.06%)144A±	5.10	9-15-2036	968,828	968,230
BX Trust Series 2019-OC11 Class D144A±±	3.94	12-9-2041	700,000	662,848
BX Trust Series 2021-ARIA Class A (U.S. SOFR 1 Month+1.01%)144A±	5.05	10-15-2036	1,000,000	998,438
BX Trust Series 2021-ARIA Class D (U.S. SOFR 1 Month+2.01%)144A±	6.04	10-15-2036	525,000	524,180
BX Trust Series 2022-CLS Class C144A	6.79	10-13-2027	750,000	738,284
BX Trust Series 2024-BIO Class A (U.S. SOFR 1 Month+1.64%)144A±	5.67	2-15-2041	1,000,000	998,125
BX Trust Series 2024-BIO Class C (U.S. SOFR 1 Month+2.64%)144A±	6.67	2-15-2041	449,000	447,609
BX Trust Series 2025-VLT6 Class B (U.S. SOFR 1 Month+1.89%)144A±	5.92	3-15-2042	1,000,000	999,999
BXP Trust Series 2017-CQHP Class A (U.S. SOFR 1 Month+0.90%)144A±	4.93	11-15-2034	344,340	331,352
CHL Mortgage Pass-Through Trust Series 2003-48 Class 2A2±±	6.31	10-25-2033	15,287	7,904
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C144A±±	5.12	9-10-2045	813,776	799,063
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-AR25 Class 1A1±±	3.72	9-25-2032	121,272	111,081
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15 Class 3A1±±	6.81	6-25-2033	7,200	7,395
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR9 Class 2A2±±	6.18	3-25-2033	6,232	6,190
CSMC Trust Series 2014-USA Class A1144A	3.30	9-15-2037	1,000,285	910,884
CSMC Trust Series 2014-USA Class D144A	4.37	9-15-2037	750,000	559,133
Global Mortgage Securitization Ltd. Series 2004-A Class A2 (U.S. SOFR 1 Month+0.43%)144A±	4.43	11-25-2032	5,894	5,821
GS Mortgage Securities Corp. Trust Series 2020-DUNE Class D (U.S. SOFR 1 Month+2.16%)144A±	6.20	12-15-2036	921,999	899,000
GS Mortgage Securities Trust Series 2019-GSA1 Class C±±	3.80	11-10-2052	1,000,000	910,170
Hudson’s Bay Simon JV Trust Series 2015-HB10 Class A10144A	4.15	8-5-2034	1,000,000	998,791
JPMBB Commercial Mortgage Securities Trust Series 2013- C15 Class D144A±±	4.59	11-15-2045	170,960	153,867
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 31

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB Class A144A	3.40%	6-5-2039	$1,000,000	$944,428
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3±±	5.32	7-25-2034	1,611	1,588
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2±±	6.05	6-25-2035	46,239	46,338
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 3A1±±	4.24	12-25-2033	7,666	7,601
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 4A2±±	4.40	1-25-2034	1,530	1,497
MASTR Adjustable Rate Mortgages Trust Series 2004-13 Class 3A7±±	5.57	11-21-2034	2,208	2,132
MCR Mortgage Trust Series 2024-HF1 Class A (U.S. SOFR 1 Month+1.79%)144A±	5.83	12-15-2041	1,000,000	1,002,187
Merrill Lynch Mortgage Investors Trust Series 2003-G Class A2 (U.S. SOFR 6 Month+1.11%)±	5.38	1-25-2029	6,745	6,648
MFA Trust Series 2022-NQM1 Class M1144A±±	4.26	12-25-2066	1,000,000	897,749
Morgan Stanley Capital I Trust Series 2014-150E Class A144A	3.91	9-9-2032	1,000,000	900,113
Morgan Stanley Capital I Trust Series 2021-230P Class A (U.S. SOFR 1 Month+1.28%)144A±	5.32	12-15-2038	1,000,000	963,274
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A±±	6.25	9-25-2034	6,953	6,827
One New York Plaza Trust Series 2020-1NYP Class A (U.S. SOFR 1 Month+1.06%)144A±	5.10	1-15-2036	1,000,000	975,000
SDAL Trust Series 2025-DAL Class A (U.S. SOFR 1 Month+2.44%)144A±	6.47	4-15-2042	791,000	796,867
SDAL Trust Series 2025-DAL Class B (U.S. SOFR 1 Month+2.94%)144A±	6.97	4-15-2042	1,000,000	1,003,701
Sequoia Mortgage Trust Series 2003-1 Class 1A (U.S. SOFR 1 Month+0.87%)±	4.91	4-20-2033	1,799	1,700
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE Class D144A±±	4.39	1-5-2043	1,000,000	757,255
SHR Trust Series 2024-LXRY Class D (U.S. SOFR 1 Month+3.60%)144A±	7.63	10-15-2041	1,000,000	1,000,625
SREIT Trust Series 2021-PALM Class B (U.S. SOFR 1 Month+0.92%)144A±	4.96	10-15-2034	1,000,000	996,250
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A±±	3.67	3-25-2034	8,023	7,043
SWCH Commercial Mortgage Trust Series 2025-DATA Class C (U.S. SOFR 1 Month+2.09%)144A±	6.12	2-15-2042	500,000	497,188
Vendee Mortgage Trust Series 2003-2ƒ±±	0.41	5-15-2033	700,033	6,941
Verus Securitization Trust Series 2021-1 Class A2144A±±	1.05	1-25-2066	224,276	202,501
Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	40,885	42,721
Total non-agency mortgage-backed securities (Cost $25,273,981)				24,161,714
The accompanying notes are an integral part of these financial statements.
32 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 12.59%
Communications: 3.23%
Internet: 0.80%
Prosus NV144A	4.19%	1-19-2032	$1,000,000	$962,781
Rakuten Group, Inc.144A	9.75	4-15-2029	1,155,000	1,295,482
				2,258,263
Media: 0.99%
Videotron Ltd.144A	5.70	1-15-2035	550,000	562,580
Virgin Media Finance PLC144A	5.00	7-15-2030	430,000	383,807
Virgin Media Secured Finance PLC144A	4.50	8-15-2030	1,190,000	1,105,969
VZ Secured Financing BV144A	5.00	1-15-2032	800,000	726,813
				2,779,169
Telecommunications: 1.44%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	1,450,000	1,551,957
Telecom Italia Capital SA	7.20	7-18-2036	700,000	762,496
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	825,000	851,109
Zegona Finance PLC144A	8.63	7-15-2029	854,000	907,323
				4,072,885
Consumer, cyclical: 1.91%
Airlines: 0.63%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	625,000	647,207
Latam Airlines Group SA144A	7.63	1-7-2031	470,000	483,348
Latam Airlines Group SA144A	7.88	4-15-2030	615,000	636,002
				1,766,557
Auto manufacturers: 0.25%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	665,000	707,262
Entertainment: 0.41%
Banijay Entertainment SASU144A	8.13	5-1-2029	1,100,000	1,141,624
Leisure time: 0.62%
Carnival Corp.144A	5.75	8-1-2032	295,000	303,049
Carnival Corp.144A	6.00	5-1-2029	465,000	471,975
Carnival Corp.144A	6.13	2-15-2033	725,000	747,598
Royal Caribbean Cruises Ltd.144A	5.63	9-30-2031	230,000	234,332
				1,756,954
Consumer, non-cyclical: 2.05%
Cosmetics/Personal Care: 0.55%
Opal Bidco SAS144A	6.50	3-31-2032	680,000	700,365
Perrigo Finance Unlimited Co.	6.13	9-30-2032	840,000	847,090
				1,547,455
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 33

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Food: 0.21%
Froneri Lux Finco Sarl144A	6.00%	8-1-2032	$590,000	$595,178
Healthcare-products: 0.29%
Bausch & Lomb Corp.144A	8.38	10-1-2028	790,000	825,550
Pharmaceuticals: 1.00%
1261229 BC Ltd.144A	10.00	4-15-2032	1,430,000	1,494,793
Bausch Health Cos., Inc.144A	11.00	9-30-2028	280,000	293,507
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	900,000	1,031,618
				2,819,918
Energy: 0.62%
Oil & gas: 0.45%
Baytex Energy Corp.144A	8.50	4-30-2030	350,000	358,801
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	605,366	605,408
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	292,000	295,430
				1,259,639
Pipelines: 0.17%
Northriver Midstream Finance LP144A	6.75	7-15-2032	470,000	478,960
Financial: 2.27%
Banks: 1.22%
ABN AMRO Bank NV144A	4.80	4-18-2026	750,000	750,753
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	530,000	563,615
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	395,000	421,046
NatWest Group PLC (5 Year Treasury Constant Maturity+2.35%)±	3.03	11-28-2035	1,000,000	914,374
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	495,000	485,969
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+4.16%)144Aʊ±	7.75	4-12-2031	290,000	308,720
				3,444,477
Diversified financial services: 0.55%
GGAM Finance Ltd.144A	5.88	3-15-2030	1,065,000	1,076,981
goeasy Ltd.144A	7.63	7-1-2029	480,000	483,477
				1,560,458
Insurance: 0.50%
Fairfax Financial Holdings Ltd.	4.85	4-17-2028	750,000	759,725
Sompo International Holdings Ltd.	7.00	7-15-2034	575,000	643,680
				1,403,405
Industrial: 1.34%
Aerospace/defense: 0.33%
Bombardier, Inc.144A	8.75	11-15-2030	865,000	932,904
The accompanying notes are an integral part of these financial statements.
34 | Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2025

	Interest rate	Maturity date	Principal	Value
Electronics: 0.31%
Sensata Technologies BV144A	5.88%	9-1-2030	$875,000	$883,488
Engineering & construction: 0.20%
CIMIC Finance USA Pty. Ltd.144A	7.00	3-25-2034	500,000	547,810
Packaging & containers: 0.50%
Trivium Packaging Finance BV144A	8.25	7-15-2030	680,000	704,462
Trivium Packaging Finance BV144A	12.25	1-15-2031	675,000	704,233
				1,408,695
Technology: 0.66%
Computers: 0.48%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	1,275,000	1,357,063
Semiconductors: 0.18%
Kioxia Holdings Corp.144A	6.63	7-24-2033	485,000	505,907
Utilities: 0.51%
Electric: 0.37%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	1,075,000	1,054,756
Water: 0.14%
Veolia Environnement SA	6.75	6-1-2038	350,000	383,466
Total yankee corporate bonds and notes (Cost $34,888,278)				35,491,843
Yankee government bonds: 0.26%
Trinidad and Tobago: 0.26%
Trinidad & Tobago144A	4.50	8-4-2026	750,000	740,625
Total yankee government bonds (Cost $749,379)				740,625

		Yield	Shares
Short-term investments: 3.38%
Investment companies: 3.38%
Allspring Government Money Market Fund Select Class♠∞##		4.06	9,517,873	9,517,873
Total short-term investments (Cost $9,517,873)				9,517,873
Total investments in securities (Cost $396,887,524)	141.95%			400,197,689
Other assets and liabilities, net	(41.95)			(118,262,801)
Total net assets	100.00%			$281,934,888

The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 35

Portfolio of investments—October 31, 2025

±	Variable rate investment. The rate shown is the rate in effect at period end.
ƒ
Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
†	Non-income-earning security
‡	Security is valued using significant unobservable inputs.
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $1,846,949 (original cost of $745,727), representing 0.66% of its net assets as of period end.

¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
AG	Assured Guaranty Incorporation
BDC	Business Development Company
BRL	Brazilian real
CLO	Collateralized loan obligation
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GBP	Great British pound
GNMA	Government National Mortgage Association
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
MXN	Mexican peso
NZD	New Zealand dollar
REIT	Real estate investment trust
RON	Romanian lei
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$15,973,967	$104,304,501	$(110,760,595)	$0	$0	$9,517,873	9,517,873	$476,427
The accompanying notes are an integral part of these financial statements.
36 | Allspring Multi-Sector Income Fund

Statement of assets and liabilities—October 31, 2025
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $387,369,651)	$390,679,816
Investments in affiliated securities, at value (cost $9,517,873)	9,517,873
Cash	132,876
Foreign currency, at value (cost $243,988)	242,451
Receivable for interest	6,780,820
Receivable for investments sold	1,130,123
Principal paydown receivable	47,293
Prepaid expenses and other assets	13,068
Total assets	408,544,320
Liabilities
Secured borrowing payable	119,000,000
Payable for investments purchased	3,426,309
Dividends payable	2,026,333
Payable for when-issued transactions	1,000,000
Advisory fee payable	199,657
Contingent tax liability	71,479
Administration fee payable	18,151
Trustees’ fees and expenses payable	298
Accrued expenses and other liabilities	867,205
Total liabilities	126,609,432
Total net assets	$281,934,888
Net assets consist of
Paid-in capital	$361,011,122
Total distributable loss	(79,076,234)
Total net assets	$281,934,888
Net asset value per share
Based on $281,934,888 divided by 28,053,801 shares issued and outstanding (100,000,000 shares authorized)	$10.05
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 37

Statement of operations—year ended October 31, 2025
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $112,631)	$28,472,423
Income from affiliated securities	476,427
Dividends	3,903
Total investment income	28,952,753
Expenses
Advisory fee	2,194,886
Administration fee	199,535
Custody and accounting fees	58,578
Professional fees	182,282
Registration fees	420
Shareholder report expenses	88,874
Trustees’ fees and expenses	6,808
Transfer agent fees	36,198
Interest expense	6,197,047
Other fees and expenses	32,732
Total expenses	8,997,360
Net investment income	19,955,393
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities (net of foreign capital gains tax of $17,608)	(2,645,931)
Foreign currency and foreign currency translations	(79,805)
Net realized losses on investments	(2,725,736)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gains tax of $61,111)	9,685,974
Foreign currency and foreign currency translations	166,003
Unfunded loan commitments	(498)
Net change in unrealized gains (losses) on investments	9,851,479
Net realized and unrealized gains (losses) on investments	7,125,743
Net increase in net assets resulting from operations	$27,081,136
The accompanying notes are an integral part of these financial statements.
38 | Allspring Multi-Sector Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended October 31, 2025	Year ended October 31, 2024
Operations
Net investment income	$19,955,393	$20,456,753
Net realized losses on investments	(2,725,736)	(6,221,673)
Net change in unrealized gains (losses) on investments	9,851,479	23,715,006
Net increase in net assets resulting from operations	27,081,136	37,950,086
Distributions to shareholders from
Net investment income and net realized gains	(20,361,218)	(20,816,567)
Tax basis return of capital	(3,868,008)	(1,236,854)
Total distributions to shareholders	(24,229,226)	(22,053,421)
Capital share transactions
Cost of shares repurchased	0	(110,621)
Total increase in net assets	2,851,910	15,786,044
Net assets
Beginning of period	279,082,978	263,296,934
End of period	$281,934,888	$279,082,978
The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 39

Statement of cash flows—year ended October 31, 2025
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$27,081,136
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(151,559,396)
Proceeds from the sales of long-term securities	145,384,580
Paydowns	4,369,513
Amortization, net	(1,352,938)
Purchases and sales of short-term securities, net	5,885,832
Decrease in receivable for investments sold	593,886
Increase in principal paydown receivable	(45,601)
Decrease in receivable for interest	170,974
Decrease in prepaid expenses and other assets	18,984
Increase in payable for investments purchased	129,148
Decrease in trustees’ fees and expenses payable	(3,921)
Increase in advisory fee payable	13,054
Increase in administration fee payable	1,187
Increase in accrued expenses and other liabilities	557,875
Proceeds from foreign currency transactions	86,198
Net realized losses on unaffiliated securities	2,645,931
Net realized losses on foreign currency and foreign currency translations	79,805
Net change in unrealized (gains) losses on unaffiliated securities	(9,685,974)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(166,003)
Net change in unrealized (gains) losses on unfunded loan commitments	498
Net cash provided by operating activities	24,204,768
Cash flows from financing activities
Cash distributions paid	(24,063,977)
Net cash used in financing activities	(24,063,977)
Net increase in cash	140,791
Cash (including foreign currency)
Beginning of period	234,536
End of period*	$375,327
Supplemental cash disclosure
Cash paid for interest	$5,801,485

*	The ending balance is composed of Foreign currency, at value of $242,451 and Cash of $132,876 on the Statement of assets and liabilities.
The accompanying notes are an integral part of these financial statements.
40 | Allspring Multi-Sector Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$9.95	$9.38	$9.47	$12.57	$12.14
Net investment income	0.71 [1]	0.73 [1]	0.67 [1]	0.73 [1]	0.79 [1]
Net realized and unrealized gains (losses) on investments	0.25	0.63	0.05	(2.73)	0.75
Total from investment operations	0.96	1.36	0.72	(2.00)	1.54
Distributions to shareholders from
Net investment income	(0.72)	(0.75)	(0.49)	(0.71)	(0.81)
Tax basis return of capital	(0.14)	(0.04)	(0.32)	(0.39)	(0.31)
Total distributions to shareholders	(0.86)	(0.79)	(0.81)	(1.10)	(1.12)
Anti-dilutive effect of shares repurchased	0.00	0.00 [2]	0.00	0.00 [2]	0.01
Net asset value, end of period	$10.05	$9.95	$9.38	$9.47	$12.57
Market value, end of period	$9.44	$9.13	$8.70	$8.97	$13.34
Total return based on market value[3]	13.36%	14.20%	5.74%	(25.38)%	34.28%
Ratios to average net assets (annualized)
Expenses*	3.22%	3.58%	3.40%	1.64%	1.19%
Net investment income*	7.14%	7.31%	6.88%	6.71%	6.14%
Supplemental data
Portfolio turnover rate	33%	46%	42%	40%	47%
Net assets, end of period (000s omitted)	$281,935	$279,083	$263,297	$265,673	$352,941
Borrowings outstanding, end of period (000s omitted)	$119,000	$119,000	$119,000	$119,000	$139,000
Asset coverage per $1,000 of borrowing, end of period	$3,369	$3,345	$3,213	$3,233	$3,539

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2025	2.22%
Year ended October 31, 2024	2.61%
Year ended October 31, 2023	2.44%
Year ended October 31, 2022	0.74%
Year ended October 31, 2021	0.32%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Multi-Sector Income Fund | 41

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the
42 | Allspring Multi-Sector Income Fund

Notes to financial statements
participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8.75% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2025, the aggregate cost of all investments for federal income tax purposes was $398,529,078 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$12,343,204
Gross unrealized losses	(10,674,593)
Net unrealized gains	$1,668,611
As of October 31, 2025, the Fund had capital loss carryforwards which consist of $18,923,283 in short-term capital losses and $59,758,185 in long-term capital losses.
Allspring Multi-Sector Income Fund | 43

Notes to financial statements
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2025:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$180,145	$0	$180,145
Asset-backed securities	0	11,707,997	0	11,707,997
Common stocks
Communication services	0	0	1,288	1,288
Energy	0	1,846,949	0	1,846,949
Investment Companies	0	0	66,795	66,795
Utilities	433,843	0	0	433,843
Corporate bonds and notes	0	178,222,587	0	178,222,587
Foreign corporate bonds and notes	0	32,308,136	0	32,308,136
Foreign government bonds	0	53,800,500	0	53,800,500
Loans	0	49,312,580	2,404,814	51,717,394
Non-agency mortgage-backed securities	0	24,161,714	0	24,161,714
Yankee corporate bonds and notes	0	35,491,843	0	35,491,843
Yankee government bonds	0	740,625	0	740,625
Short-term investments
Investment companies	9,517,873	0	0	9,517,873
Total assets	$9,951,716	$387,773,076	$2,472,897	$400,197,689
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance, beginning of period	Net Purchases	Net Sales/ Settlements	Accrued Discounts (Premiums)	Realized Gains (Losses)	Net Change in Unrealized gains (losses)	Transfers into Level 3	Transfers out of Level 3	Balance, end of period
Investments in:
Common stocks	$93,513	$0	$0	$0	$0	$(26,718)	$1,288	$0	$68,083
Loans	2,634,196	1,923,277	(1,894,811)	21,154	5,697	(284,699)	0	0	2,404,814
	$2,727,709	$1,923,277	$(1,894,811)	$21,154	$5,697	$(311,417)	$1,288	$0	$2,472,897
44 | Allspring Multi-Sector Income Fund

Notes to financial statements

Net Change in Unrealized Gains (Losses) on Investments Held at October 31, 2025
Investments in:
Common stocks	$(26,718)
Loans	(248,859)
$(275,577)

Level 3 Security Types	Fair value at October 31, 2025	Valuation technique	Significant unobservable input	Weighted average	Range	Impact to valuation from an increase to input*
Common Stocks	$68,083	Market Approach	Single broker quote	N/A	N/A	Increase/Decrease
Loans	$2,404,814	Market Approach	Broker quotes	N/A	N/A	Increase/Decrease
* Unless otherwise noted, this column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited, each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended October 31, 2025.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2025 and year ended October 31, 2024, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2025, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2024, the Fund purchased 12,490 of its shares on the open market at a total cost of $110,621.
6.BORROWINGS
The Fund has borrowed $119,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $119,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund
Allspring Multi-Sector Income Fund | 45

Notes to financial statements
as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2025 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended October 31, 2025, the Fund had average borrowings outstanding of $119,000,000 at an average interest rate of 5.21% and recorded interest in the amount of $6,197,047, which represents 2.22% of its average daily net assets. The maximum balance outstanding during the year ended October 31, 2025 was $119,000,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2025 were $146,213,379 and $126,207,991, respectively.
8.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended October 31
	2025	2024
Ordinary income	$20,361,218	$20,816,567
Tax basis return of capital	3,868,008	1,236,854
As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$1,659,613	$(78,681,468)
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
11.NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU includes amendments to enhance annual income tax disclosures required for public entities, including the requirement to disclose income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of the ASU on the Fund’s financial statements.
46 | Allspring Multi-Sector Income Fund

Notes to financial statements
12.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 31,2025	November 13,2025	December 1,2025	$0.07221
November 12,2025	December 11,2025	January 2,2026	0.07223
These distributions are not reflected in the accompanying financial statements.
Allspring Multi-Sector Income Fund | 47

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Multi-Sector Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Multi-Sector Income Fund (the Fund), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, transfer agents, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2025
48 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended October 31, 2025, $11,178,309 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 87% of ordinary income dividends qualify as interest dividends for the fiscal year ended October 31, 2025.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Multi-Sector Income Fund | 49

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009[1]
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Cindy Miller (Born 1960)	Trustee, effective 2026[2]
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc.
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
1 Mr. Larcker is expected to retire on December 31, 2025.
2  Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

50 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee, effective 2026[2]
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2 Ms. Miller and Mr. Shlissel each will become a trustee of the Fund effective on January 1, 2026.

Allspring Multi-Sector Income Fund | 51

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Vice Chair of the Economic Club of Minnesota, since 2007. Co-
Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of
Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior
Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Multi-Sector Income Fund | 53

Other information (unaudited)
Board consideration of investment advisory and sub-advisory agreements:
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of the Allspring Multi-Sector Income Fund (the “Fund”) must determine annually whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 27-29, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Allspring Funds Management, LLC (“Allspring Funds Management”); and (ii) investment sub-advisory agreements with Allspring Global Investments, LLC and Allspring Global Investments (UK) Limited (together, the “Sub-Advisers”), each an affiliate of Allspring Funds Management. The investment advisory agreement with Allspring Funds Management and the investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Advisory Agreements.”
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a meeting of the Board held in April 2025, and at the Meeting, the Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Allspring Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2025. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Allspring Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Allspring Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Allspring Global Investments, of which Allspring Funds Management and the Sub-Advisers are a part, and a summary of investments made in the Allspring Global Investments business.* In addition, the Board received and considered information about the full range of services provided to the Fund by Allspring Funds Management and its affiliates.
The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.
The Board considered the qualifications, background, tenure, and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Allspring Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Allspring Funds Management and the Sub-Advisers. The Board received and considered information about Allspring Global Investments’ risk management functions, which included information about Allspring Funds Management’s business continuity plan and Allspring Global Investments’ business resiliency and disaster recovery plans, their approaches to data privacy and cybersecurity, and Allspring Funds Management’s role as the Fund’s valuation designee. The Board also received and considered information about Allspring Funds Management’s derivatives and investment risk management oversight services, and its intermediary and vendor oversight program.
*
The trade name for the asset management firm that includes Allspring Funds Management and the Sub-Advisers is “Allspring Global Investments.”

54 | Allspring Multi-Sector Income Fund

Other information (unaudited)
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2024. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Allspring Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer Groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for all periods under review, except for the one-year period under review, which was lower. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Multi-Sector Income Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Custom Peer Group and benchmark over many of the time periods under review. The Board noted that it had previously been notified of a change in the portfolio managers of the Fund, which had been implemented in December 2024, and that the investment performance of the Fund for most of the periods covered did not reflect the investment performance of the Fund’s new portfolio managers. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the new portfolio managers.
The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Allspring Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising the Broadridge Group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment advisory and sub-advisory fee rates
The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Allspring Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Allspring Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).
Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups.
The Board also received and considered information about the portion of the total advisory fee that was retained by Allspring Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Allspring Funds Management and not delegated to or assumed by the Sub-Advisers, and about Allspring Funds Management’s on-going oversight services. Given the affiliation between Allspring Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.
Profitability
The Board received and considered information concerning the profitability of Allspring Funds Management, as well as the profitability of Allspring Global Investments, from providing services to the fund complex as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the complex was subsumed in the Allspring Global Investments profitability analysis.
Allspring Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and changes to such methodologies from the prior year. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type, asset class, and age of fund.

Allspring Multi-Sector Income Fund | 55

Other information (unaudited)
Based on its review, the Board did not deem the profits reported by Allspring Funds Management or Allspring Global Investments to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Allspring Funds Management to experience economies of scale in the provision of management services, the difficulties of isolating and quantifying economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Allspring Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Allspring Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.
Other benefits to Allspring Funds Management and the Sub-Advisers
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Allspring Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Allspring Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Allspring Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

56 | Allspring Multi-Sector Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Multi-Sector Income Fund | 57

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-11052025-4tnrfyvp 12-25
AR143 10-25

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Multi-Sector Income Fund has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
Audit fees	$70,020	$66,360
Audit-related fees	—	—
Tax fees (1)	2,050	4,850
All other fees	—	—

	$72,070	$71,210

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s statement regarding basis for approval of investment advisory contract is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE AS OF MARCH 2025

The Allspring Multi-Sector Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01

Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of investee company management will be referred to Portfolio Management[5] for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-advised funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

[2]	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
[3]	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
[4]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
[5]

Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, ”high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC: 14 February 2025

Effective date: 1 March 2025

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS (as of October 31, 2025)

Adam Hicks

Portfolio Manager, Plus Fixed Income - Adam Hicks is a portfolio manager specializing in rates & FX for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts and commingled vehicles across a range of strategies. Adam joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Prior to his current role, he was with the WFAM Global Fixed Income team, where he was a treasury manager. Adam began his investment industry career in 2007. He earned a bachelor’s degree in business administration from the University of Portsmouth.

Christopher Y. Kauffman, CFA

Senior Portfolio Manager, Plus Fixed Income - Christopher Kauffman is a senior portfolio manager specializing in securitized products for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Christopher joined WFAM from Tattersall Advisory Group, where he served in a similar role. Before that, he was an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He began his investment industry career in 1997. Christopher earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute.

Andrew Reed, CFA

Portfolio Manager, Plus Fixed Income-Andrew Reed is a portfolio manager specializing in U.S. investment grade credit for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a credit research analyst on the Global Credit Research team, supporting multiple portfolio managers and fixed income strategies. Prior to this, Andrew served as a portfolio manager for BMO Asset Management and as a fixed income analyst for M&I Investment Management Corp. He began his investment industry career in 2000. Andrew earned a bachelor’s degree in business administration with an emphasis in finance from the University of Wisconsin, Whitewater. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society Milwaukee.

Michael J. Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager and co-leads U.S. high yield for the Plus Fixed Income team at Allspring Global Investments. In this capacity, he has oversight and portfolio management responsibilities for separate accounts, mutual funds, and commingled vehicles across a range of strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Lauren van Biljon, CFA

Senior Portfolio Manager, Plus Fixed Income - Lauren van Biljon is a senior portfolio manager specializing in rates & FX for the Plus Fixed Income team at Allspring Global Investments. In this capacity, she has oversight and portfolio management responsibilities for separate accounts and commingled vehicles across a range of strategies. Lauren joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, she was at Evergreen Investments. Prior to that, Lauren served as an emerging market analyst with 4Cast Ltd. She began her investment industry career in 2007. Lauren earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. Lauren has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year ended October 31, 2025.

Adam Hicks

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	5
Total assets of above accounts (millions)	$404.14	$0.00	$1,282.20

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,224.50

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	11	3	23
Total assets of above accounts (millions)	$15,668.71	$794.09	$8,233.51

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,224.50

Andrew Reed

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	1	3	24
Total assets of above accounts (millions)	$314.01	$1,301.66	$8,244.77

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	17	6	26
Total assets of above accounts (millions)	$18,934.03	$952.10	$1,172.71

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0.00	$0.00	$137.74

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	0	3
Total assets of above accounts (millions)	$404.14	$0.00	$1,224.50

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.00	$0.00	$1,224.50

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2025:

Adam Hicks	None
Christopher Y. Kauffman	None
Andrew Reed	None
Michael J. Schueller	None
Lauren van Biljon	None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2024 to 11/30/2024	0	$0.00	0	1,390,825
12/1/2024 to 12/31/2024	0	0.00	0	1,390,825
1/1/2025 to 1/31/2025	0	0.00	0	1,402,690
2/1/2025 to 2/28/2025	0	0.00	0	1,402,690
3/1/2025 to 3/31/2025	0	0.00	0	1,402,690
4/1/2025 to 4/30/2025	0	0.00	0	1,402,690
5/1/2025 to 5/31/2025	0	0.00	0	1,402,690
6/1/2025 to 6/30/2025	0	0.00	0	1,402,690
7/1/2025 to 7/31/2025	0	0.00	0	1,402,690
8/1/2025 to 8/31/2025	0	0.00	0	1,402,690
9/1/2025 to 9/30/2025	0	0.00	0	1,402,690
10/1/2025 to 10/31/2025	0	0.00	0	1,402,690
Total	0	$0.00	0	1,402,690

On November 14, 2024, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2025 and ending on December 31, 2025. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Multi-Sector Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Multi-Sector Income Fund

By:	/s/ John Kenney
John Kenney
President(Principal Executive Officer)

Date: December 22, 2025

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: December 22, 2025